UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Closing of Share Exchange Transaction

On June 18, 2026, SRx Health Solutions, Inc. (NYSE: SRXH) (the “Company”) issued a press release (the “Press Release”) announcing that it has completed the transaction (the “Transaction”) with EMJ Crypto Technologies Inc., a corporation organized under the laws of Ontario, Canada (“EMJC”), pursuant to the previously announced Share Exchange and Asset Transfer Agreement, dated December 16, 2025, and amended on March 11, 2026 and June 17, 2026 (as amended, the “Transfer Agreement”), by and among the Company, EMJC, CCC Crypto Corp., a Delaware corporation (“CCC Crypto”), 1001440571 Ontario Inc., a corporation organized under the laws of Ontario, Canada and an indirect wholly-owned subsidiary of the Company (“ExchangeCo”), and the other parties thereto. A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference.

At the closing of the Transaction (the “Closing”), the Company acquired 100% of the issued and outstanding equity interests of each of EMJC and CCC Crypto, and a 100% direct and indirect ownership interest in the IP Asset, as such term is defined the Transfer Agreement, and the Company issued to EMJC and certain other parties to the Transaction an aggregate of (i) 268,346,659 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), (ii) 117,268,196 exchangeable shares of ExchangeCo (the “Exchangeable Shares”) which are exchangeable for shares of Common Stock on a one-for-one basis, and (iii) warrants (the “Pre-Funded Warrants”) to purchase 44,368,530 shares of Common Stock. The shares of Common Stock issued at the Closing, and the shares of Common Stock issuable upon the exchange or exercise of the Exchangeable Shares and Pre-Funded Warrants issued at the Closing, have been registered under the Securities Act of 1933, as amended (the “Securities Act”) in a Registration Statement on Form S-4 (File No. 333-295154) declared effective by the Securities and Exchange Commission (“SEC”) on May 7, 2026.

Name Change

The Press Release further announced that the Company had, immediately following the Closing, changed its legal name from “SRx Health Solutions, Inc.” to “SRX Global Inc.” The Company’s stock will remain trading on the NYSE under the ticker symbol “SRXH” and will continue to trade under the existing name for the 10 business days following the date of the Press Release.

The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
99.1	Press Release, dated June 18, 2026.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2026	SRx Health Solutions, Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer